Exhibit 10.2


                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

     This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (this "AGREEMENT") is dated as of December 5, 2001, by and among Zengen, Inc., a California corporation ("ZENGEN"), Zensano, Inc., a California corporation ("Zensano"), Robert Davidson, Matthew Lipton, Henry (Hank) Landau, Larry Kaye, Charles Hensley and Michelle Rossow, each a business person, Gum Tech International, Inc., a Utah corporation ("GUM TECH") and Gel Tech, L.L.C., an Arizona limited liability company ("GEL TECH").

                                   BACKGROUND

     Effective as of the date of this Agreement, Zensano has sold and transferred to Gum Tech, and Gum Tech has purchased and acquired from Zensano, Zensano's forty percent (40%) ownership interest in Gel Tech pursuant to that certain Purchase Agreement dated as of December 5, 2001 by and among Zengen, Zensano and Gum Tech (the "PURCHASE AGREEMENT") such that Gum Tech has become the sole legal and beneficial owner of Gel Tech.

     Robert Davidson, Matthew Lipton, Henry (Hank) Landau, Larry Kaye and Charles Hensley are shareholders of Zengen and have benefited indirectly from the transactions contemplated by the Purchase Agreement;

     Robert Davidson, Matthew Lipton, Henry (Hank) Landau, Larry Kaye, Charles Hensley and Michelle Rossow are material managers, employees and/or consultants of Gel Tech who possess or have had access to confidential and material information regarding the affairs of Gel Tech, which information Gum Tech and Gel Tech wish to protect.

     Pursuant to the terms of that certain Intellectual Property Development and License Agreement dated effective May 21, 1999, (the "IP DEVELOPMENT AND LICENSE AGREEMENT") among Gum Tech, Gel Tech and Bio-Delivery Technologies, Inc., a California corporation ("BDT") of which Zensano is the lawful successor, a copy of which is attached hereto as EXHIBIT A, among other things, (i) Gel Tech and Gum Tech granted to BDT certain licensing rights with respect to certain nasal and non-nasal gel technologies, and (ii) Gum Tech, Gel Tech and BDT each made certain covenants and undertook certain obligations with respect to the preservation of confidential information and non-competition.

     As a condition of the completion by Gum Tech and Zensano of the transactions contemplated by the Purchase Agreement, the Parties wish to enter into this Agreement to set forth the obligations of the Parties with respect to the preservation of confidential information, non-competition and the assignment of Intellectual Property, and to amend certain provisions of the IP Development and License Agreement.

     NOW, THEREFORE THIS AGREEMENT WITNESSES, that in consideration for entering into the Purchase Agreement, the payment by Gum Tech of the Purchase Price (as that term is defined in the Purchase Agreement), the payment by Gum Tech of Five
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Hundred Dollars  ($500.00) to each of Robert  Davidson,  Matthew  Lipton,  Henry
(Hank) Landau, Larry Kaye, Charles Hensley and Michelle Rossow, and the mutual covenants set forth herein, the receipt and sufficiency of which consideration is hereby acknowledged, the Parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

     1.1 DEFINITIONS. As used in this Agreement, except as otherwise expressly set forth herein or unless the context otherwise requires, the following terms have the meanings set forth below:

     "783 PATENT" has the meaning set forth in the IP Development and License Agreement.

     "AFFILIATE" means, with respect to any specified Person, any other Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     "BUSINESS" means the business conducted by Gel Tech of researching, developing, producing, manufacturing, marketing and selling, or causing the research, development, production, manufacture, marketing and sale, of innovative non-prescription nasal gel technologies, delivery systems for bioactive compounds and homeopathic products, including, without limitation, Zicam(TM) Cold Remedy, Zicam(TM) Allergy Relief and related products, all as detailed in the IP Development and License Agreement.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in Phoenix, Arizona or Woodland Hills, California.

     "COLD REMEDY GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "CONFIDENTIAL INFORMATION" has the meaning set forth in SECTION 2.1.

     "GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "GOVERNMENTAL AUTHORITY" means any federal, state, regional, district or local government (domestic or foreign) and each department, commission, board, bureau, or other agency or political subdivision thereof, any Person exercising executive, legislative, regulatory or administrative functions of, or pertaining to, any such government and any court, tribunal, judicial, quasi-judicial or arbitration body.

     "GOVERNMENTAL ORDER" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

     "INTELLECTUAL PROPERTY" means, collectively, any and all United States and foreign patents and patent applications, including, without limitation, the `783 Patent, (including any and all reissues, divisionals, continuations, renewals, extensions and continuations-in-part thereof or other rights and applications based thereon, and any and all improvements and applications for patents based on, growing out of or relating to the inventions described therein), trade

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names,  trademarks,  service marks and  registrations  thereof and  applications therefor, copyrights and copyright registrations and applications therefor, discoveries, inventions, ideas, concepts, technology, know-how, trade secrets,
mask  works,  methods,  techniques,   systems,  processes,  formulas,  drawings,
designs, Software and internet web sites and domain names.

     "IP DEVELOPMENT AND LICENSE AGREEMENT" has the meaning set forth in the "Background" section of this Agreement.

     "LAW" means any federal, state, local, municipal or international statute, law, ordinance, regulation, rule, code, order, or other requirement or rule of law, including common law.

     "NICOTINE GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "NON-PRESCRIPTIVE NASAL GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "NON-PRESCRIPTIVE NON-NASAL GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "OTHER PRESCRIPTIVE GEL TECHNOLOGY" has the meaning set forth in the IP Development and License Agreement.

     "PARTY" means each Party to this Agreement, and "PARTIES" means two or more of such Parties, as the context of such reference requires.

     "PERSON" means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, Governmental Authority, any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act and any trustee, executor, administrator or other legal representative of any of the foregoing.

     "PROTECTED TERRITORY" means, with respect to the Parties' respective covenants and obligations under SECTION 4.2 and SECTION 4.3, the United States of America, Canada, Mexico, Europe, Asia and Australia, except as such territory is otherwise reduced pursuant to SECTION 4.6 or by written agreement of the Parties.

     "PURCHASE AGREEMENT" has the meaning set forth in the "Background" section of this Agreement.

     "SOFTWARE"  means  computer  software  (present  and  subsequent   versions
thereof), including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

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     "TERM"  means,  with  respect  to the  Parties'  respective  covenants  and obligations under ARTICLE 4, a term of five (5) years commencing on the date of this Agreement, except as such term is otherwise reduced pursuant to SECTION 4.6 or by written agreement of the Parties.

     "ZENGEN GROUP" means, collectively, Zengen, Zensano, Robert Davidson, Matthew Lipton, Henry (Hank) Landau, Larry Kaye, Charles Hensley and Michelle Rossow.

     1.2 INTERPRETATION AND USAGE. In this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the term "this Agreement" means this Confidentiality and Non-Competition Agreement, including all Exhibits hereto, as any or all of which may be amended or supplemented from time to time by the mutual agreement of the Parties or otherwise pursuant to the terms hereof;

          (b) the terms "hereof," "herein," "hereunder" and comparable terms refer, unless otherwise expressly indicated, to this Agreement as a whole and not to any particular Article, Section or other subdivision hereof or attachment hereto;

          (c) a reference to any "Article", "Section" or another subdivision hereof or to any Schedule, Exhibit or other attachment hereto is a reference to an Article, Section or other subdivision of, or to a Schedule, Exhibit or other attachment to, this Agreement;

          (d) the headings of Articles, Sections, Schedules and Exhibits and the Table of Contents are inserted for convenience of reference only and will have no bearing on the interpretation of the provisions of this Agreement;

          (e) the terms "include," "includes" and "including" will be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import;

          (f) any agreement, document or instrument defined or to which reference is made means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent;

          (g) a reference to any Law includes all regulations and rules thereunder, all amendments thereto in force from time to time (including amendments to section or subsection references) and every Law in effect that supplements, replaces or supercedes such Law; and

          (h) any term defined by way of reference to any agreement, document, instrument or Law has such meaning whether or not such agreement, document, instrument or Law is in effect.

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                                    ARTICLE 2
                                 CONFIDENTIALITY

     2.1 ACKNOWLEDGEMENT OF ZENGEN GROUP. Each member of the Zengen Group acknowledges and agrees that through its ownership (direct or indirect) and/or participation in the operation of Gel Tech, such member has occupied a position of trust and confidence with respect to Gel Tech up to the date hereof and has had access to and has become familiar with some or all of the following, any and all of which constitute confidential and proprietary information of Gel Tech (collectively the "CONFIDENTIAL INFORMATION"):

          (a) any and all Intellectual Property owned or used by Gel Tech in the conduct of the Business, including, without limitation, (i) past, current and planned research and development, and (ii) product designs, improvements, innovations and developments (whether pending or prospective);

          (b) customer lists, current and anticipated customer requirements, price lists, market studies and business plans used, developed or created by or on behalf of Gel Tech;

          (c) historical and projected sales, financial projections, capital spending and operating budgets and plans used, developed or created by or on behalf of Gel Tech;

          (d) identities and requirements of key suppliers and potential suppliers used, developed or created by or on behalf of Gel Tech;

          (e) personnel training techniques and materials used, developed or created by or on behalf of Gel Tech; and

          (f) any and all other confidential or proprietary information concerning the Business and the affairs of Gel Tech, however documented, and whether prepared by or on behalf of Gel Tech, any member of the Zengen Group or any Affiliate thereof.

     2.2 TREATMENT OF CONFIDENTIAL INFORMATION. The members of the Zengen Group acknowledge and agree that the protection of the Confidential Information is necessary to protect and preserve the value of the Business, and that without such protection, Gum Tech would not have entered into or consummated the transactions contemplated by the Purchase Agreement. Accordingly, subject to
SECTION 2.3, each member of the Zengen Group hereby covenants and agrees that such member will not, nor will he, she or it cause any Affiliate or any of its or such Affiliate's respective directors, officers, managers, employees, consultants, agents or representatives to, at any time after the date hereof, disclose to any Person or use for his, her or its own account or for the benefit of any Person any Confidential Information, whether or not such information is embodied in writing or other physical form or is retained in the memory of any director, officer, manager, employee, consultant, agent or representative of any Zengen Group member or of any Affiliate thereof, without Gum Tech's and Gel Tech's written consent (which consent will be at Gum Tech's and Gel Tech's absolute discretion)

     2.3 EXCEPTIONS TO  CONFIDENTIALITY  OBLIGATIONS.  The provisions of SECTION
2.2 will not apply to any Confidential Information (i) that a member of the Zengen Group can clearly and convincingly demonstrate is generally known to, and

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available  for use by, the  public  other than as a result of the breach of this
Agreement or any other agreement pursuant to which any Person (including any member of the Zengen Group) owes any duty of confidentiality to Gum Tech or Gel Tech, (ii) that is required to be disclosed pursuant to applicable Law or a final Governmental Order, or (iii) that Zengen or Zensano reasonably determines is necessary to be disclosed in order for such Party to enforce its rights against Gum Tech or Gel Tech, as the case may be, under the Purchase Agreement or this Agreement (and then only to the extent necessary to enforce such rights). If any member of the Zengen Group or any Affiliate thereof, or any director, officer, manager, employee, consultant, agent or representative thereof, becomes compelled by applicable Law or a final Governmental Order to disclose any Confidential Information, such member will provide Gum Tech and Gel Tech with prompt written notice of such requirement so that Gum Tech and/or Gel Tech may seek a protective order or other remedy in respect of such compelled disclosure. If such a protective order or other remedy is not obtained by or is not available to Gum Tech or Gel Tech, the applicable Zengen Group member(s) will ensure that only the minimum portion of such Confidential Information that is legally required to be disclosed is so disclosed and will use all reasonable efforts to obtain assurances that confidential treatment will be given to such Confidential Information.

                                    ARTICLE 3
                   ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

     3.1 ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS. Each of Robert Davidson, Matthew Lipton, Henry (Hank) Landau, Larry Kaye, Charles Hensley and Michelle Rossow hereby irrevocably waives any and all right (including moral rights), title and interest in and to any and all Intellectual Property conceptualized, created, invented, developed, modified, improved or used by or in the Business of Gel Tech or otherwise owned by Gel Tech, including, without limitation, any such Intellectual Property conceptualized, created, invented, developed, modified or improved by any such individual (i) in connection with the scope of such individual's employment or office with, or provision of consulting or other services to, Gel Tech, (ii) through the full or partial use of any Gel Tech resources (including, without limitation, office or other facilities, staff, consultants, computer equipment or other manufacturing or design equipment), or
(iii) during such individual's working hours with Gel Tech, and each such individual hereby assigns, conveys and transfers, and agrees to assign, convey and transfer, unto Gel Tech all legal and beneficial right (including moral rights), title and interest in and to such Intellectual Property, and hereby further agrees to execute any and all such other documents deemed necessary or appropriate by Gel Tech from time to time after the date hereof, and prepared by Gel Tech, to further evidence and give effect to such individual's waiver, assignment, conveyance and transfer hereunder; provided, however, that this
SECTION 3.1 does not apply to any Intellectual Property that is Non-Prescriptive Non-Nasal Gel Technology or Other Prescriptive Gel Technology.

     3.2 COOPERATION IN APPLICABLE PATENT PROCEEDINGS. Each of Robert Davidson, Charles Hensley and Larry Kaye covenants and agrees that he will, and Zensano covenants and agrees that it will cause each such individual to, during the life of the `783 Patent or any other United States or foreign patent or patent application based on or relating to the `783 Patent (any of the `783 Patent or such other patent or patent application being an "APPLICABLE PATENT"), and for as such individual is or should be named as an inventor or interest holder on any Applicable Patent, cooperate reasonably with Gel Tech and Gum Tech, at either such Party's request and at either such Party's sole cost:

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          (a) in the  prosecution and maintenance by Gum Tech or Gel Tech of any
     Applicable Patent; and

          (b) in any litigation (including pre-litigation proceedings) to which Gel Tech or Gum Tech is a party or is otherwise involved in respect of or in connection with, any Applicable Patent.

                                    ARTICLE 4
                        NON-COMPETITION, NON-SOLICITATION

     4.1 AMENDMENT TO IP DEVELOPMENT AND LICENSE AGREEMENT. Section 3 of the IP Development and License Agreement ("Non-Competition") is hereby terminated in its entirety and is of no further force or effect.

     4.2 COVENANT NOT TO COMPETE BY GUM TECH AND GEL TECH. During the Term, unless expressly permitted in writing by Zengen and Zensano or their respective successors and assigns (which permission will be at each such Persons' absolute discretion), Gum Tech and Gel Tech covenant that they will not, nor will they cause any Affiliate or any director, officer, manager, employee, consultant or agent of Gum Tech, Gel Tech or any such Affiliate to, directly or indirectly, whether or not through the use of any interposed entity, agent or consultant, own (other than the ownership of less than one percent (1%) of the outstanding common stock of any corporation (but without otherwise participating in the activities of such corporation) if such common stock is listed on any national or regional securities exchange or automated dealer quotation system or has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), invest in, finance, manage, control, operate, conduct, support, provide services, advice or other support to, participate in, enter into any partnership or joint venture with, engage in or be employed by or in, any business or activity involving the research, development, design, production, manufacture, marketing or sale, anywhere in the Protected Territory, of:

          (a) Non-Prescriptive Non-Nasal Gel Technology; or

          (b) Other Prescriptive Gel Technology

     4.3 COVENANT NOT TO COMPETE BY ZENGEN GROUP. During the Term, unless expressly permitted in writing by Gum Tech and Gel Tech or their respective successors and assigns (which permission will be at each such Persons' absolute discretion), each member of the Zengen Group covenants that it will not, nor will it cause any Person, including any Affiliate or any director, officer, manager, employee, consultant or agent of such member or any such Affiliate to, and Zengen will not permit any of Robert Davidson, Matthew Lipton, Henry (Hank) Landau or Larry Kaye to, directly or indirectly, whether or not through the use of any interposed entity, agent or consultant, own (other than the ownership of less than one percent (1%) of the outstanding common stock of any corporation (but without otherwise participating in the activities of such corporation) if such common stock is listed on any national or regional securities exchange or automated dealer quotation system or has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), invest in, finance, manage, control, operate, conduct, support, provide services, advice or other support to, participate in, enter into any partnership or joint venture with, engage in or be employed by or in, any business or activity involving the research, development, design, production, manufacture, marketing or sale, anywhere in the Protected Territory, of:

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          (a) Cold Remedy Gel Technology;

          (b) Non-Prescriptive Nasal Gel Technology; or

          (c) Nicotine Gel Technology.

     4.4 NO SOLICITATION OF CUSTOMERS. Each member of the Zengen Group covenants and agrees that during the Term, unless otherwise expressly permitted in writing by Gum Tech and Gel Tech (which permission will be at such Parties' exclusive discretion), such member will not, nor will he, she or it cause any Affiliate or any director, officer, manager, employee, consultant or agent of such member or any such Affiliate to, and Zengen will not permit any of Robert Davidson, Matthew Lipton or Henry (Hank) Landau to, directly or indirectly, (i) call on or solicit for purposes of diverting or taking away from Gum Tech, Gel Tech or any Affiliate thereof any Person that is or has been within the two (2) years immediately preceding the date hereof a customer of Gel Tech or the Business or whose identity is known to any member of the Zengen Group as of the date hereof as one which Gum Tech, Gel Tech or any Affiliate thereof intends to solicit or has contemplated soliciting for the sale of products or services of the Business, or (ii) induce or attempt to induce any customer, supplier, licensee or other Person to cease conducting business with Gum Tech, Gel Tech or any Affiliate thereof or in any way interfere with the relationship between any such customer, supplier, licensee or other business entity and Gum Tech, Gel Tech or any Affiliate thereof.

     4.5 NO SOLICITATION OF GEL TECH EMPLOYEES. With respect to each employee of Gel Tech, each member of the Zengen Group covenants and agrees that until the earlier of (i) the prior termination by Gel Tech of the employment of such employee, and (ii) December 31, 2002, such member will not, nor will it cause any Affiliate or any director, officer, manager, employee, consultant or agent of such member or any such Affiliate to, directly or indirectly:

          (a) induce or attempt to induce any such employee of Gel Tech to leave the employ of Gel Tech;

          (b) interfere with the relationship between Gum Tech or Gel Tech and any such employee; or

          (c) employ or otherwise engage as an employee, consultant, independent contractor or otherwise any such employee of Gel Tech (except and only to the extent that such engagement was in effect as of September 30, 2001);

PROVIDED, however, that the provisions of this SECTION 4.5 will not apply to general solicitations or advertisements for employment made to the general public through newspapers, trade publications or radio or television broadcasts, or to the hiring of any employee of Gel Tech who voluntarily and without solicitation from any member of the Zengen Group or any Affiliate thereof (other than a general solicitation to the public described herein) seeks employment with a member of the Zengen Group or an Affiliate thereof.

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     4.6 AMENDMENT OF PROVISIONS TO COMPLY WITH LAW. Each Party acknowledges and agrees that the covenants and obligations made and undertaken by it in ARTICLE 2 and this ARTICLE 4, as applicable, are reasonable with respect to duration, geographic area and scope of activity, and each Party covenants that it will not, directly or indirectly, initiate or participate in any action or otherwise do or cause to be done any act or thing to cause any such covenant or obligation to be terminated, cancelled, voided, nullified, reduced in scope or effect or otherwise declared unenforceable. If, however, any provision of this Agreement is finally determined or declared by a court of competent jurisdiction to be illegal, unenforceable, invalid, contrary to public policy, void or voidable under any applicable Law, then the Parties will negotiate an equitable adjustment to the provisions of this Agreement with the view to effecting, to the greatest extent possible, the original purpose and intent of this Agreement, including, without limitation, the maximum durational, geographic and other limitations permitted by applicable Law. In particular, if required by a final determination or declaration of a court of competent jurisdiction in order for this Agreement to remain valid and enforceable against the Parties:

          (a) the Protected Territory will be reduced to the United States, Canada, Mexico, Europe and Asia, or if such reduction is not sufficient in such court's determination, to the United States, Canada, Mexico and Europe, or if such reduction is not sufficient in such court's determination, to the United States, Canada and Mexico, or if such reduction is not sufficient in such court's determination, to the United States and Canada, or if such reduction is not sufficient in such court's determination, to the United States alone; and

          (b) the Term will be reduced to four (4) years from the date of this Agreement, or if such reduction is not sufficient in such court's determination, to three (3) years from the date of this Agreement, or if such reduction is not sufficient in such court's determination, to two (2) years from the date of this Agreement, or if such reduction is not sufficient in such court's determination, to one (1) year from the date of this Agreement.

In any event, the validity and enforceability of the remaining provisions of this Agreement will not be affected by any amendment contemplated by or made pursuant to this SECTION 4.6. Without limiting the foregoing, the covenants and obligations contained in this Agreement will be construed as separate covenants and obligations, covering their respective subject matters. Each breach of a covenant or obligation set forth in this Agreement will give rise to a separate and independent cause of action.

                                    ARTICLE 5
                          AMENDMENTS TO IP DEVELOPMENT
                              AND LICENSE AGREEMENT

     5.1 TERMINATION AND SURVIVAL OF NOTICE AND LICENSE OBLIGATIONS. Gum Tech, Zengen and Zensano acknowledge and agree that the Operating Agreement of Gel Tech dated May __, 1999, as amended (the "ORIGINAL OPERATING AGREEMENT") is terminated as of the date hereof, and is superseded and replaced as of the date hereof by a separate Operating Agreement evidencing Gum Tech as the sole member of Gel Tech. In connection with the termination of the Original Operating
Agreement:

          (a) Paragraph 7.1 of the IP Development and License Agreement is hereby deleted in is entirety and replaced with the following:

          "7.1 This Agreement will commence on the Effective Date and continue in full force and effect until the expiration or termination of the Operating Agreement, unless earlier terminated in accordance with the express provisions of this Agreement; PROVIDED, HOWEVER, that Paragraphs 2.2.3, 2.3.4, 2.4.4, 2.5.3, 2.7, 4, 5, 6.1, 6.2 and 8.1
          through 8.5, inclusive, and all rights and obligations thereunder, will survive the expiration or any termination of this Agreement and will continue in perpetuity, unless such provisions expire or terminate by their terms."

          (b) the applicable obligations of each of Gum Tech, Gel Tech and Zensano (as the lawful successor of BDT) under Paragraphs 2.2.1, 2.2.2, 2.3.1, 2.3.2, 2.3.3, 2.4.1, 2.4.2, 2.4.3, 2.5.1, 2.5.2 and 2.6.1 of the IP
     Development  and License  Agreement to promptly  disclose to each other (as applicable) certain Gel Technology that each such Party owns or acquires will survive the termination of the Original Operating Agreement indefinitely, to the extent applicable to any such Gel Technology that is owned or acquired before the date hereof, but hereby cease to apply to any Gel Technology acquired or developed (including the acquisition or development of any improvement or modification to Gel Technology that is owned or acquired before the date hereof) by such Party on or after the date hereof; and

          (c) the licenses granted by each of Gum Tech, Gel Tech and Zensano (as the lawful successor of BDT) under Paragraphs 2.2.1, 2.2.2, 2.3.1, 2.3.2, 2.3.3, 2.4.1, 2.4.2, 2.4.3, 2.5.1, 2.5.2 and 2.6.1 of the IP Development
     and License Agreement will survive the termination of the Original Operating Agreement indefinitely as irrevocable, fully-paid, perpetual, exclusive, world-wide licenses, but only to the extent applicable to Gel Technology that was owned or acquired by such Party before the date hereof.

                                    ARTICLE 6
                               GENERAL PROVISIONS

     6.1 ENTIRE AGREEMENT. This Agreement and the IP Development and License Agreement, as amended hereby, collectively constitute the entire, final and complete agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, representations, negotiations, communications and understandings (other than Zengen's and Zensano's and Gum Tech's respective representations, warranties and covenants set forth in the Purchase Agreement, which are in no way affected or superseded by this Agreement or the IP Development and License Agreement, as amended hereby), whether written or oral, between or among any of the Parties with respect to the subject matter hereof. With respect to the matters contemplated in this Agreement and the IP Development and License Agreement, as amended hereby, no Party will be bound by or liable for any statement, representation, promise, inducement, or understanding of any kind whatsoever not expressly set forth in this Agreement, the IP Development and License Agreement, as amended hereby, or the Purchase Agreement.

     6.2 INJUNCTIVE RELIEF. The Parties acknowledge and agree that (i) the provisions of ARTICLE 2, ARTICLE 3 and ARTICLE 4 are reasonable and necessary to protect the legitimate business interests of Gum Tech, Gel Tech, Zengen and Zensano, (ii) any violation of any covenant contained in any such Article will result in irreparable injury to the Party(ies) affected by such violation, the exact amount of which will be difficult to ascertain or estimate, and (iii) the remedies at law for any such violation will not be reasonable or adequate compensation for such Party(ies) for such a violation. Accordingly, the Parties agree that if any Party violates any covenant given by it under ARTICLE 2,
ARTICLE 3 or ARTICLE 4, then, in addition to any other remedy which may be available at law or in equity, the Party(ies) to which such covenant was given will be entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages.

     6.3 FULL PERFORMANCE REQUIRED. The doctrine of substantial performance has no application under or in respect of this Agreement. Each covenant and obligation contained in this Agreement has been carefully considered and represents the agreed minimum level of performance giving rise to applicable rights and obligations hereunder.

     6.4 NO WAIVER, DISCHARGE. The failure of any Party to enforce at any time any provision of this Agreement will in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement will be held to be a waiver of any other or subsequent breach.

     6.5 JOINT PREPARATION; INTERPRETATION. This Agreement will be considered for all purposes as having been prepared through the joint efforts of the Parties. No presumption will apply in favor of any Party hereto in the interpretation of this Agreement or in the resolution of any ambiguity of any provision hereof based on the preparation, substitution, submission or other event of negotiation, drafting or execution hereof.

     6.6 MODIFICATION AND AMENDMENT. This Agreement may not be modified or amended except by an instrument in writing executed by each Party hereto.

     6.7 NOTICES. Except as otherwise provided in this Agreement, any notice, communication or other document required or permitted to be given or delivered hereunder must be in writing and delivered by hand (including delivery by commercial courier service), by registered or certified U.S. mail (postage prepaid, return receipt requested) or electronic facsimile transmission to the applicable address(es) specified below:

     if to Zengen, Zensano or any other member of the Zengen Group, to:

          Zengen, Inc.
          21800 Oxnard Street, Suite 980
          Woodland Hills, California 91367
          Attention: Matthew C. Lipton
          Fax: (818) 884-5988
     with a copy to:

          Morgan, Lewis & Bockius LLP
          300 South Grand Avenue, Suite 2200
          Los Angeles, California
          90071-31323
          Attention: Matthew Burns
          Fax: (213) 612-2554

     if to Gum Tech or Gel Tech, to:

          c/o Gum Tech International, Inc.
          2375 East Camelback Road, Suite 500
          Phoenix, Arizona 85016
          Attention: President
          Fax: (602) 387-4112

     with a copy to:

          Snell & Wilmer L.L.P.
          One Arizona Center
          400 E. Van Buren Street
          Phoenix, Arizona 85004
          Attention: Samuel C. Cowley
          Fax: (602) 382-6070

Any notice which requires action or response by the receiving Party within a contractually or statutorily defined time must reference the contract or statutory provision relied upon and must identify the date on or before which such action or response is required. Any notice which requires action or response in less than thirty (30) days must be served both by same-day or overnight courier and electronic facsimile transmission: Any Party hereto may change its mailing address by notice to all other Parties given in the manner herein prescribed. Any notice, communication or document delivered pursuant to the provisions hereof will be deemed to have been delivered, if mailed, upon the earlier of (i) actual receipt by the addressee, (ii) the date shown on the return receipt of such mailing, or (iii) three (3) Business Days after deposit in the mail. Any notice, communication or document delivered by hand (including commercial courier service) will be deemed to have been delivered upon the earlier of (i) actual receipt by the addressee, and (ii) the first Business Day after deposit of such notice, communication or document with such courier service. Any notice, communication or document delivered by electronic facsimile will be deemed to have been delivered when sent (provided that a transmission record is maintained by the sending Party), so long as it was received during the receiving Party's normal working hours (8:00 a.m. to 5:00 p.m. local time) on a Business Day, and otherwise such delivery will be deemed to be made as of the next succeeding Business Day.

     6.8 TIME IS OF THE ESSENCE. Time is of the essence in this Agreement. Any time limit mentioned herein has been carefully considered and represents the agreed absolute outside limit of time within which a Party's applicable rights must be exercised and obligations must be performed.

     6.9 DURATION OF RIGHTS. Rights and obligations created by or arising under this Agreement will terminate automatically upon termination of this Agreement, except as otherwise expressly provided herein.

     6.10 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon the Parties and their successors and permitted assigns. No Party may assign its rights under this Agreement or delegate or dispose of its covenants and obligations hereunder without the express written consent of each Party that is the beneficiary of such covenants and obligations (which consent will be at such Party's exclusive discretion). Notwithstanding, the foregoing sentence, any of Gum Tech, Gel Tech, Zengen or Zensano may assign all of its rights hereunder to a third party in connection with the sale to such third party of all or substantially all of such Party's assets if such third party agrees to be bound by the covenants and obligations hereunder of the assigning party, and provided that such assignment will not relieve the assigning Party of its covenants and obligations hereunder.

     6.11 GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

     6.12 FORUM FOR DISPUTES. All disputes arising out of, with respect to or in connection with this Agreement or any of the transactions contemplated hereby will be instituted and maintained only in the state or federal courts of Maricopa County in the State of Arizona.

     6.13 THIRD PARTY BENEFIT. Nothing in this Agreement, express or implied, will confer on any Person other than the Parties or their respective successors and permitted assigns, any right, remedy, obligation or liability under or by reason of this Agreement.

     6.14 COUNTERPARTS. This Agreement may be executed, in original form or by electronic facsimile signature, and delivered in any number of counterparts, each of which will be deemed as original and all of which together will constitute one and the same instrument.

                (REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, each of the Parties has executed or caused this Agreement to be executed as of the date first above written.

ZENGEN, INC.
                                          --------------------------------------
                                          Robert Davidson
By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------    --------------------------------------
                                          Matthew Lipton


ZENSANO, INC.
                                          --------------------------------------
                                          Henry (Hank) Landau
By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------    --------------------------------------
                                          Larry Kaye


GUM TECH INTERNATIONAL, INC.
                                          --------------------------------------
                                          Charles Hensley

By:
   -----------------------------------
   Carl J. Johnson
   President
                                          --------------------------------------
                                          Michelle Rossow

GEL TECH, L.L.C.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------